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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Perot Systems Corporation of our reports dated
March 4, 1999 relating to the financial statements and financial statement schedule, which appear in Perot Systems Corporation's Annual Report on Form 10-K for the year ended December 31, 1998, which is incorporated by reference in its Registration Statement on Form S-8 (No. 333-30401).


                                             /s/ PricewaterhouseCoopers LLP

Dallas, Texas
February 28, 2000